UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
September 24, 2007
Date of Report (Date of earliest event reported)
Syntax-Brillian Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50289	05-0567906

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1600 N. Desert Drive
Tempe, Arizona
85281
(Address of Principal Executive Offices)   (Zip Code)
(602) 389-8888
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits.
SIGNATURES

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On September 24, 2007, Mr. Hodgson accepted the offer to become Chief Financial Officer of Syntax-Brillian Corporation effective October 1, 2007. The company and Mr. Hodgson agreed to a 2007 compensation package consisting of a base salary of $275,000, a sign-in bonus of $275,000 to be paid in two equal installments on October 1, 2007 and April 1, 2008, an option to purchase 110,000 shares of the company’s common stock, and, if approved by the Board of Directors, an executive level bonus equal to 30% to 50% of Mr. Hodgson’s 2007 base salary.
     Mr. Hodgson, 55, has been a director of the company since September 2003. He is currently a managing partner of Wild Turkey Equity Partners, a private-equity firm catering to the manufacturing industry. From January 2006 through June 2006, Mr. Hodgson served as the Interim Chief Financial Officer of Sonoran Energy, Inc., public traded company. Mr. Hodgson served as Senior Vice President and Chief Financial Officer of iLinc Communications, Inc., a public company that provides integrated Web and audio conferencing solutions, from July 2004 to March 2005. Mr. Hodgson served as Chief Financial Officer of FlipChip International, LLC, an advanced semiconductor bumping services company, from February 2004 until July 2004. Mr. Hodgson was engaged as a consultant in several arrangements from October 2003 until February 2004. Mr. Hodgson served as Chief Financial Officer for the High Tech Institute, a private company that provides post-secondary education in the technology and allied health care fields, from December 2002 until October 2003. Mr. Hodgson served as Chief Financial Officer for Simula, Inc., a public company that provides crash restraint and energy absorption technologies, from February 2002 until January 2003. Mr. Hodgson also served as Chief Financial Officer for FEI Company, a public company engaged in semiconductor equipment production, from May 2000 until February 2002 and as Chief Financial Officer for Motion Systems, Inc., a private company, from June 1999 until May 2000. Mr. Hodgson served as Vice President and Chief Financial Officer for Integrated Process Equipment Corp., a public company engaged in semiconductor equipment production, from 1994 until June 1999. Mr. Hodgson earned his M.B.A. in Finance at Hofstra University and his B.S. in Economics and Accounting at Manhattan College.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Business Acquired.
     Not applicable.
     (b) Pro Forma Financial Information.
     Not applicable.
     (c) Shell Company Transactions.

     Not applicable.
     (d) Exhibits.
     Not applicable
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTAX-BRILLIAN CORPORATION
Date: September 28, 2007	By:	/s/ Wayne A. Pratt
Wayne A. Pratt
Chief Financial Officer